UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 13, 2010

 rVue Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158117	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

900 S.E. Third Avenue, 3rd Floor, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

954-525-6464

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On May 20, 2010, rVue Holdings, Inc. (the “Company”) issued a press release announcing that it had completed an asset purchase transaction and closed on a financing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press release dated May 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.
Dated: May 20, 2010	By: /s/David A. Loppert
David A. Loppert
Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
99.1	Press release dated May 20, 2010